UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported May 2, 2006 (May 1, 2006)

LaBARGE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-05761	73-0574586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9900 Clayton Road, St. Louis, Missouri 63124
(Address of principal executive offices)	(Zip Code)

(314) 997-0800
Registrant's telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing

Obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 425 under the Securities Act (17 CFT 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFT 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17CFR 240.13e-4(c))

FORM 8-K

Item 8.01 Other Matters

          On May 1, 2006, Craig LaBarge, Chief Executive Officer and President, and Director of LaBarge, Inc. (the "Company"), adopted a prearranged trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934.  Rule 10b5-1 permits officers and directors of public companies to adopt predetermined plans for selling specified amounts of stock.   The Company issued a press release on May 2, 2006 describing Mr. LaBarge's Rule 10b5-1 plan.  A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(c) Exhibits

99.1

Press release dated May 2, 2006 announcing Craig LaBarge, Chief Executive Officer and President, and Director of LaBarge, Inc., adopted a prearranged trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LaBarge, Inc.
(Registrant)

Date: May 2, 2006	By: /s/Donald H. Nonnenkamp
Donald H. Nonnenkamp Vice President, Chief Financial Officer and Secretary

Exhibit Index
Index Number	Description

99.1

Press release announcing Craig LaBarge, Chief Executive Officer and President, and Director of LaBarge, Inc., adopted a prearranged trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934.